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                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the use in this Amendment No. 3 to the registration statement on Form S-1 (No. 333-56976) of our report dated November 20, 1998, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                /s/  Batchelor, Tillery & Roberts, LLP

Raleigh, North Carolina
July 16, 2001